SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 29, 2016 (December 27, 2016)

PARETEUM CORPORATION

(Exact name of registrant as specified in Charter)

Delaware	000-030061	95-4557538
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Park Avenue

New York, NY 10017

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (212) 984-1096

N/A

(Former Name or Former Address, if Changed Since Last Report)

  Copies to:

Darrin M. Ocasio, Esq.

Sichenzia Ross Ference Kesner LLP

61 Broadway, 32nd Floor

New York, NY 10006

Phone (212) 930-9700

Fax (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On December 27, 2016 (the “Amendment Closing Date”), Elephant Talk Europe Holding B.V., an entity organized under the laws of the Netherlands (“ET Europe” or the “Borrower”), a wholly owned subsidiary of Pareteum Corporation (the “Company”), as borrower, the Company, Pareteum North America Corp., a Delaware corporation (“Pareteum North America”), Elephant Talk Group International B.V., an entity organized under the laws of the Netherlands, Corbin Mezzanine Fund I, L.P., (“Lender”) and Atalaya Administrative LLC, a New York limited liability company (“ATALAYA”), as administrative agent and collateral agent for the Lender, entered into an Amended and Restated Credit Agreement (the “Amendment”) amending certain terms of the Credit Agreement among the parties dated November 17, 2014, as have been amended from time to time (as so amended, the “Original Credit Agreement”).

Pursuant to the Amendment, the Borrower is indebted to ATALAYA and Lender in the amount of $5,562,778, and has agreed to add the following amounts to the indebtedness: (i) the Additional Prepayment Premium (as defined in the Original Credit Agreement) of $4,149,893; (ii) the Prepayment Premium (as defined in the Original Credit Agreement) of $69,165 and (iii) the Exit Fee (as defined in the Original Credit Agreement) of $300,000, totaling $10,081,836 (the “Amended Term Loan Facility”).

The Amendment removes certain terms regarding the liquidation preference and the prepayment fee. In addition, the Amendment provides that the interest rate is 13% per annum. However, upon receipt by the Company of Net Equity Proceeds (as defined in the Amendment) of $3,000,000 and applying such amount to certain obligations, the interest rate shall be reduced to 12% per annum.

Pursuant to the Amendment, the initial maturity date of the loan is June 30, 2017, which shall be automatically extended to December 31, 2017 (the “First Extended Maturity Date”) upon a repayment of principal of at least $1,500,000 million by March 31, 2017 and another $1,500,000 by June 30, 2017, and no default then exits. The First Extended Maturity Date shall be automatically extended to February 28, 2018 (the “Second Extended Maturity Date”) if the financial statements required by the Amendment for the month ending November 30, 2017 have been delivered to ATALAYA and the Lender, and as of December 31, 2017, the total leverage ratio of the Company and its subsidiaries is less than or equal to 2.50 to 1.00, and no default then exits. The Second Extended maturity Date shall be automatically extended to December 31, 2018 (the “Third Extended Maturity Date”) if the financial statements for the fiscal quarter ending December 31, 2017 have been delivered to ATALAYA and the Lender, and as of December 31, 2017, the total leverage ratio of the Company and its subsidiaries is less than or equal to 2.50 to 1.00, and no default then exits.

In addition, pursuant to the Amendment, the Borrower agrees to respectively repay $250,000 by the end of each fiscal quarter of 2017 and $500,000 by the end of each fiscal quarter of 2018. The Amendment also provides that the Borrower shall pay to ATALAYA a quarterly installment of $15,000 as the administration fee, which is $60,000 in total. Also, the Amendment updated the financial covenants.

Also on December 27, 2016, a Reaffirmation Agreement (the “Reaffirmation Agreement”) was entered by and among ET Europe, the Company, Pareteum North America and ATALAYA, pursuant to which, among other things, the Borrower reaffirmed its obligations to Lender under each of the Credit Agreement ( as defined in the Reaffirmation Agreement), the Security Agreement (as defined in the Reaffirmation Agreement) and the Pledge Agreement ( as defined in the Reaffirmation Agreement) and Deed of Pledge over Shares (as defined in the Reaffirmation Agreement).

Copies of the Amendment and the Reaffirmation Agreement are filed as Exhibit 10.1 and 10.2 to this Current Report on Form 8-K and are incorporated herein by reference. The description of the material terms of the Amendment and the Reaffirmation Agreement is qualified in their entirety by reference to Exhibit 10.1 and 10.2.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As of December 27, 2016, the Amended Term Loan Facility constitutes a direct financial obligation of the Company, the material terms of which are described above under Item 1.01 and are incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

On December 27, 2016, pursuant to the terms of the Amendment, the Company issued two warrants to the Lender (the “Corbin Warrant”) and ACM Carry-I LLC (the “ACM Warrant”). The Corbin Warrant entitles the Lender to purchase from the Company up to a total of 27,051,627 shares of common stock, $0.00001 par value per share (the “Common Stock”) of the Company at an exercise price per share equal to $0.13 per share at any time and from time to time on or after December 27, 2016 through December 27, 2019. The ACM Warrant entitles ACM Carry-I LLC to purchase up to a total of 4,773,817 shares of Common Stock on the same terms as discussed above (all such shares underlying these two warrants, the “Warrant Shares”). For so long as the debt under the Amended Term Loan Facility remains outstanding, if at any time the aggregate amount of Warrant Shares into which the warrants may be exercised is less than the number of 7.5% of the shares of outstanding Common stock minus the aggregate number of shares of Common Stock previously issued from time to time as a result of any exercise of the warrants (the “Minimum Percentage Amount”), the Warrant Shares shall be adjusted to equal to the Minimum Percentage Amount.

The securities underlying both Warrants have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws, and were offered and sold to an “accredited investor” (as defined in Rule 501(a) of the Securities Act) pursuant to an exemption from registration under Section 4(a)(2) of the Securities Act and Regulation D promulgated pursuant thereto.

The descriptions of the Corbin Warrant and ACM Warrant are qualified in their entirety by the terms and conditions of the Corbin Warrants, forms of which are filed as Exhibits 4.1 and 4.2, to this Current Report and are incorporated by reference herein.

Item 7.01	Regulation FD Disclosure

On December 29, 2016, the Company issued a press release announcing the transaction described under Item 1.01 above. A copy of the press release referred to above is attached hereto as Exhibit 99.1.

The information contained in this Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The furnishing of the information in this Item 7.01 of this Current Report on Form 8-K is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information contained in this Current Report on Form 8-K constitutes material investor information that is not otherwise publicly available.

This Current Report on Form 8-K and exhibits may contain these types of statements, which are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, and which involve risks, uncertainties and reflect the Registrant’s judgment as of the date of this Current Report on Form 8-K. Forward-looking statements may relate to, among other things, operating results and are indicated by words or phrases such as “expects,” “should,” “will,” and similar words or phrases. These statements are subject to inherent uncertainties and risks that could cause actual results to differ materially from those anticipated at the date of this Current Report on Form 8-K. The Company disclaims any obligation to, and will not, update any forward-looking statements to reflect events or circumstances after the date hereof. Investors are cautioned not to rely unduly on forward-looking statements when evaluating the information presented within.

Item 8.01	Other events

As previously disclosed, on September 19, 2016, a claim was commenced in the United Stated District Court for the Southern District of New York against the Company by PI Saffel N.V. for repayment of a $350,000 unsecured promissory note (the “Note”).

On December 22, 2016, the Company and the holder of the Note (the “Holder”) mutually agreed to extend the maturity date of the Note to March 31, 2017. The Company agreed to pay to the Holder additional fee of $35,000 no later than January 17, 2017 and the Holder agreed to withdraw its legal action.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

4.1	Corbin Warrant, dated December 27, 2016 issued to Corbin Mezzanine Fund I, L.P to purchase 27,051,627 shares of Common Stock.
4.2	ACM Warrant, dated December 27, 2016 issued to ACM Carry-I LLC. to purchase 4,773,817 shares of Common Stock.
10.1	Amended and Restated Credit Agreement, dated as of December 27, 2016, by and among Elephant Talk Europe Holding B.V., as the Borrower, Pareteum Corporation, as the Parent and Guarantor, the other Subsidiaries of the Parent, from time to time party hereto as Guarantors, the Lenders from time to time party hereto and Atalaya Administrative LLC, as Administrative Agent and Collateral Agent.
10.2	Reaffirmation Agreement, dated as of December 27, 2016, by and among Elephant Talk Europe Holding B.V., as the Borrower, Pareteum Corporation, as the Parent and Guarantor Pareteum North America Corp., from time to time party hereto as Guarantors and Atalaya Administrative LLC, as Administrative Agent and Collateral Agent.

99.1	Press Release dated December 29, 2016.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 29, 2016	PARETEUM CORPORATION

	By:	/s/ Alexander Korff
Name: Alexander Korff
Title: General Counsel & Secretary